                                 EXHIBIT 10.23
                                 -------------


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     REGISTRATION RIGHTS AGREEMENT dated as of November ___, 1997 among VIALOG CORPORATION, a Massachusetts corporation ("VIALOG"), the securityholders of VIALOG listed on Schedule I to this Agreement (the "Securityholders") and the
                 ----------
stockholders of the Participating Companies (defined below) listed on Schedule
                                                                      --------
II to this Agreement (the "Participating Securityholders").
--

                                     FACTS

1. VIALOG, acting through wholly-owned subsidiaries, has entered into Agreements and Plans of Reorganization (the "Merger Agreements") with companies (the "Participating Companies") pursuant to which each of the Participating Companies is merging with a subsidiary of VIALOG (the "Mergers"). The Participating Securityholders will exchange their respective equity interests in the Participating Companies for cash or a combination of cash and shares of Common Stock, $.01 par value of VIALOG ("VIALOG Stock") pursuant to their respective Merger Agreements.

2. VIALOG, the Securityholders and the Participating Securityholders have agreed to provide for the registration of shares of VIALOG Stock owned by the Securityholders and the Participating Securityholders (collectively, the "Shares").

                                   AGREEMENT

     In consideration of the foregoing, the Mergers and the respective covenants and agreements contained in this Agreement, the parties agree as follows:



     Section 1   Restrictions on Transferability. The Shares will not be
                 -------------------------------
transferable, except upon the conditions specified in Sections 3 and 4, which conditions are intended to ensure compliance with the provisions of the Act or, in the case of Section 15, to assist in an orderly distribution. Each Holder will cause any proposed transferee of Shares held by that Holder to agree to take and hold those securities subject to the provisions and upon the conditions specified in this Agreement.

     Section 2   Certain Definitions. As used in this Section 2, the following
                 -------------------
terms will have the following meanings in this Agreement:



             "Act" means the Securities Act of 1933, as amended.

             "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Act.

             "Holder" means any Securityholder or Participating Securityholder, or any assignee thereof under Section 14, who is the holder of outstanding shares of Registrable Securities which have not been sold to the public.

             "Initiating Holders" means Holders in the aggregate of twenty percent (20%) or more of the Shares.

             "Other Shareholders" means any holders of securities of the Company who are entitled, by agreement with the Company, to have securities included in a requested registration of securities of the Company pursuant to Section 5 or 6.

             The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and applicable rules and regulations thereunder and the declaration of ordering of the effectiveness of such registration statement.

             "Registrable Securities" means (i) the Shares and (ii) any VIALOG Stock issued in respect of the Shares upon any stock split, stock dividend, recapitalization or similar event.

             "Registration Expenses" means all expenses incurred by the Company in compliance with Sections 5 and 6, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees and disbursements of a single counsel for all the selling Holders and other security holders, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which will be paid in any event by the Company).

             "Restricted Securities" means the securities of the Company required to bear or bearing the legend set forth in Section 3.

     Section 3  Restrictive Legends. Each certificate representing (a) the
                -------------------
Shares, or (b) any other securities issued in respect of the Shares, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, will (unless otherwise permitted or unless the securities evidenced by such certificate will have been registered under the Act) be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER NAMED HEREON FOR HIS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO

     BE MADE ANY PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF. SUCH SECURITIES MAY NOT BE PLEDGED, SOLD OR IN ANY OTHER WAY TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS IN EFFECT AT THAT TIME, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

     Upon request of a holder of such a certificate, the Company will remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company will have received either the opinion referred to in Section 4(a) or the "no-action" letter referred to in Section 4(b) to the effect that any transfer by such holder or the securities evidenced by such certificate will not violate the Act.

     Section 4  Notice of Proposed Transfers. The holder of each certificate
                ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 5, 6 and 8), the holder thereof will give written notice to the Company of such holder's intention to effect such transfer. Each such notice will describe the manner and circumstances of the proposed transfer in sufficient detail, and will be accompanied (except in transactions in compliance with Rule
144) by either (a) a written opinion of legal counsel reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Act or
(b) a "no-action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities will be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as provided above will bear the appropriate restrictive legend set forth in Section 3, except that such certificate need not bear such restrictive legend if the opinion of counsel or "no-action" letter referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Act.

     Section 5  Demand Registration.


             (a)  Request for Registration. If the Company receives from
                  ------------------------
Initiating Holders, at any time or times on or after one year following the closing date of the Company's initial offering of securities to the public pursuant to a registration statement declared effective by the Securities and Exchange Commission, a written request that the Company effect registration with respect to all or a part of the Registrable Securities, the Company will:

           (i) within ten days of receipt thereof, give written notice of the proposed registration to all other Holders; and

           (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act) as may be so requested and which would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within 30 days after receipt of such written notice from the Company; provided that the Company will not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 5:

           (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act or applicable rules or regulations thereunder; or

           (B) After the Company has effected two such registrations pursuant to this Section 5(a) and such registrations have been declared or ordered effective by the Commission and the sales of such Registrable Securities have closed.

Subject to the foregoing clauses (A) and (B), the Company will file a registration statement covering the Registrable Securities so requestedto be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. However, if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time and (ii) the Company furnishes to such Initiating Holders a certificate signed by the President of the Company stating the foregoing, then the Company will have the right to defer such filing for a period of not more than 180 days after the receipt of the request of the Initiating Holders. The Company may not defer its obligation in this manner more than once in any twelve-month period. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 5(b), include securities of the Company for its own account, or other securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration.

           (b)   Underwriting. If the Initiating Holders intend to distribute
                 ------------
the Registrable Securities covered by their request by means of an underwriting, they will so advise the Company as a part of their request made pursuant to this
Section 5 and the Company will include such information in the written notice referred to in Section 5(a)(i). The underwriter will be selected by the Company and will be reasonably acceptable to a majority in interest of the

Initiating Holders. The right of any Holder to registration pursuant to this Section 5 will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided in this Section. A Holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

     If officers or directors of the Company holding other securities of the Company request inclusion in any registration pursuant to this Section 5, or if Other Shareholders request such inclusion, the Initiating Holders will, on behalf of all Holders, offer to include the securities of such officers, directors and Other Shareholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. If the representative of the underwriter advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the securities of the Company (other than Registrable Securities) held by officers or directors of the Company will be excluded from such registration to the extent so required by such limitation, and if a limitation of the number of shares is still required, the Initiating Holders will so advise all Holders of Registrable Securities and Other Shareholders whose securities would otherwise be underwritten pursuant to the request described in this Section, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting will be allocated among all such Holders and Other Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration at the time of filing the registration statement. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation will be included in such registration.

     If any Holder of Registrable Securities, officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities held by such person will then be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting has not thereby been limited.

     Section 6  Company Registration.

           (a) If the Company determines to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

           (i) promptly give to each Holder written notice thereof which will include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws; and

           (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within 15 days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 6(b). Such written request may specify that all or a part of a Holder's Registrable Securities be included in the Company's registration.

     (b)   Underwriting. If the registration of which the Company gives notice
           ------------
is for a registered public offering involving an underwriting, the Company will so advise the Holders as a part of the written notice given pursuant to Section 6(a)(i). In such event the right of any Holder to registration pursuant to this
Section 6 will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided in this Agreement. All Holders proposing to distribute their securities through such underwriting will (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or representative of the underwriters selected for such underwriting by the Company. If the representative of the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, and (i) if such registration is the first registered offering of the Company's securities to the public, then the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant to the notice described in this Section, and (ii) if such registration is other than the first registered offering of the sale of the Company's securities to the public, then the underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting to not less than twenty-five percent (25%) of the securities included therein (based on aggregate market values). The Company will advise all holders of securities requesting registration promptly after such determination by the underwriter, and the number of shares of securities that are entitled to be included in the registration and underwriting will be allocated in the following manner: The securities of the Company (other than Registrable Securities) held by officers and directors of the Company will be excluded from such registration and underwriting to the extent required by such limitation, and if a limitation of the number of shares is still required, the number of shares that may be included in the registration and underwriting will be allocated among all such Holders and Other Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration at the time of filing the registration statement, except that Registrable Securities will be the last to be limited. Any Holder of Registrable Securities or any officer, director or Other Shareholder disapproving of the terms of any such underwriting may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting will be withdrawn from such registration.

     Section 7   Expenses of Registration. All Registration Expenses incurred in
                 ------------------------
connection with any registration, qualification or compliance pursuant to this Agreement will be borne by the Company, and all selling expenses, including underwriting discounts, selling commissions and fees and expenses of the selling Holder's own counsel (other than the counsel selected to represent all selling Holders) will be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered. However, the Company will not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by Initiating Holders, the registration statement does not become effective, in which case the Holders and Other Shareholders requesting registration will bear such Registration Expenses pro-rata on the basis of the number of their shares so included in the registration request. Such registration will not be counted as a requested registration pursuant to Section 5(a)(ii)(B).

     Section 8   Registration on Form S-3. Following the effective date of the
                 ------------------------
first registration of any securities of the Company on Form S-1 or any comparable or successor form or forms, the Company will use its best efforts to file all reports necessary to qualify for registration of its securities on Form S-3 or any comparable or successor form or forms, and the Company will register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions thereof. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement, the Holders of Registrable Securities will have the right to request registration on Form S-3. However, the Company will not be obligated to effect any such registration if (i) such Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate offering price to the public of less than $1,000,000, (ii) in the event that the Company furnishes the certificate described in Section 5(a), or (iii) if the Company has effected two registrations on Form S-3 within the past twelve months. Such requests will be in writing and will state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holder. If at the time of any request to register Registrable Shares pursuant to this Section 8, the Company is engaged or has firm plans to engage within 90 days of the time of the request in a registered public offering as to which the Initiating Holders may include Registrable Shares pursuant to Section 6 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of one hundred twenty (120) days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once during any period of twelve consecutive months.

     Section 9  Registration Procedures. In the case of each registration
                -----------------------
effected by the Company pursuant to this Agreement, the Company will keep each participating Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

           (a) Keep such registration effective for a period of four months; provided, however, that (i) such four-month period will be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration in accordance with the provisions of Section 15, and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such four-month period will be extended for up to an additional four months, if necessary, to keep the registration statement effective until all such Registrable Securities are sold or such extension period expires; provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (A) includes any prospectus required by Section 10(a)(3) of the Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

           (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request; and

           (c) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 5, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of the Registrable Securities requested to be included in such registration; provided, however, that such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

     Section 10 Indemnification.

           (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person who controls such Holder, on whose behalf registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter (within the meaning of the Act and the rules and regulations thereunder) against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person who controls such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises from or is based on any untrue statement or omission or alleged untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and intended for use therein.

           (b) Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, and each Other Shareholder who has the right to register its securities pursuant to this Agreement will be required by the Company to, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter (within the meaning of the Act and the rules and regulations thereunder) each other such Holder and Other Shareholder and each of their officers, directors, and partners, and each person who controls such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, persons, underwriters or controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Shareholder and intended for use therein; provided, however, that the obligations of such Holders and Other Shareholders hereunder will be limited to an amount equal to the proceeds to each such Holder or Other Shareholder of securities sold as contemplated in this Agreement.

           (c) Each party entitled to indemnification under this Section 10 (the "Indemnified Party") will give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who will conduct the defense of such claim or any litigation resulting therefrom, will be approved by the Indemnified Party (whose approval will not be unreasonably withheld or delayed), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided in this Section will not relieve the Indemnifying Party of its obligations unless the failure to give such notice is prejudicial to the Indemnifying Party's ability to defend such claim. No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of each Indemnified Party (which consent will not unreasonably be withheld or delayed), consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party will furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as will be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     Section 11  Information by Holder. Each Holder of Registrable Securities,
                 ---------------------
and each Other Shareholder holding securities included in any registration, will furnish to the Company such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as the Company may reasonably request in writing and as will be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     Section 12  Limitation on Registration of Issues of Securities. This
                 --------------------------------------------------
Agreement will not be construed to limit the right of the Company to enter any agreements with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder. However, any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities will be conditioned such that it will be consistent with the rights of the Holders provided in this Agreement.

     Section 13  Rule 144 Reporting. With a view to making available the
                 ------------------
benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

             (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Act (and any successor rule to Rule
144) at all times from and after 90 days following the effective date of the first registration statement under the Act filed by the Company for an offering of its securities to the public;

             (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements;

             (c) So long as a Holder owns any Restricted Securities, furnish to the Holder as promptly as possible upon its request a written statement by the Company confirming its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the public), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.



     Section 14  Transfer or Assignment of Registration Rights. The rights to
                 ---------------------------------------------
cause the Company to register the Registrable Securities granted by the Company under Sections 5, 6 and 8 may be transferred or assigned by a Holder to a transferee or assignee of any of the Holder's Registrable Securities; provided that the Company is given written notice by a Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and provided further that the transferee or assignee of such rights assumes the obligations of such Holder under this Agreement evidenced by an agreement in writing delivered to the Company.



      Section 15  "Market Stand-off" Agreement.  Each Securityholder and
                   ---------------------------
Participating Securityholder agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it during the 180-day period following the effective date of a registration statement of the Company filed under the Act, provided that all Other Shareholders and officers and directors of the Company enter into similar agreements. Such agreement will be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of the 180-day period.



     Section 16  Governing Law.  This Agreement will be governed by, and
                 -------------
construed in accordance with, the substantive laws of the Commonwealth of Massachusetts governing contracts made and to be performed in such jurisdiction, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.



     Section 17  Counterparts.  This Agreement may be executed in one or more
                 ------------
counterparts, and by the different parties to this Agreement in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

          IN WITNESS WHEREOF, VIALOG, the Securityholders and the Participating Securityholders have caused this Agreement to be executed as of the date first written above.


                                    VIALOG CORPORATION



                                    By:
                                       ----------------------------
                                    Title:

                                    PARTICIPATING SECURITYHOLDER:


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

                                  SCHEDULE I
                                  ----------

                           Securityholders of VIALOG


Glenn D. Bolduc                         Gary M. MacDonald
7 Springvale Drive                      46 Bartlett Parkway
Hollis, NH 03049                        Winthrop, MA 02152

Grace Bolduc, Custodian                 John C. McBride
7 Springvale Drive                      Rollins Road
Hollis, NH 03049                        Marblehead, MA 01945

Thomas M. Cope                          Alan H. Miller
184 Washington Avenue                   231 Bradley Place, Suite 204
Dobbs Ferry, NY 10522                   Palm Beach, FL 33480

David R. Czerniejewski                  Robert Moore
c/o Videolan                            66 Margin Street
100 Mallard Creek Road, Suite 250       Cohasset, MA 02025
Louisville, KY 40207

Peter G. Dagher                         Reynolds E. Moulton
1254 Moore's Hill Road                  45 Beacon Street
Laurell Hollow, NY 11791                Marblehead, MA 01945

Jeffrey C. Dill                         Charles Parkhurst
17112 Hughes Road                       100 Carlean Avenue
Poolesville, MD 20837                   Larchmont, NY 10

John Dion                               Michael J. Powell
41 Cypress Street                       10 Hooper Street
Newton, MA 02159                        Marblehead, MA 01945

Mallory Factor                          Michael J. Powell, Trustee
c/o Anthony Campbell, POA               10 Hooper Street
237 Park Avenue, Suite 800              Marblehead, MA 01945
New York, NY 10017

Christopher Fitzmaurice                 Proteus Fund I LP
2 Warren Avenue                         c/o Tom Cope
SpringLake, NJ 07762                    237 Park Avenue, Suite 800
                                        New York, NY 10017


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

Eugene A. Forcione                      William Pucci
c/o Mark Lubben                         9 Balmoral Road
78 Willow Avenue                        Boxford, MA 01921
Larchmont, NY 10538

Robert G. Foster                        Urs Rengle
10 Sea Spray Reach                      18 Central Street
Yarmouth, ME 04096                      Marblehead, MA 01945

Dwight Grader                           TDK Partners
84 Beacon Street                        c/o Lee Twomey
Marblehead, MA 01945                    Donaldson, Lufkin & Jenrette
                                        75 State Street, 9th Floor
                                        Boston, MA 02109

John J. Hassett                         Thomas Tureen
4 Harborview                            One Monument Way
Marblehead, MA 01945                    Portland, ME 04101

Susan Hassett                           Richard Valentine
4 Harborview                            15 Kress Farm Road
Marblehead, MA 01945                    Hingham, MA 02043

Peter Hirsch                            Gary Vilardi
14 Hicks Lane                           91 Webster Drive
Sands Point, NY 11050                   Wayne, NJ 07470

Joseph N. Katz                          John Williams
55 North Drive                          9910 Ensley Avenue
Great Neck, NY 11021                    Leawood, KS 66206

David L. Lougee                         Meghan A. Young
Ridge Road                              22 Union Street
Hardwick, MA 01037                      Reading, MA 01867

Mark Lubben
78 Willow Avenue
Larchmont NY, 10538

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


                                  SCHEDULE II
                                  -----------

                    Stockholders of Participating Companies

David Lipsky
465 Prospect Street
Glen Rock, NJ 07452

Ropir Industries, Inc.
c/o Mrs. Billie Jo Pirnie
1500 Hunter Loop Road
Montgomery, AL 36108

Patti R. Bisbano
31 Juniper Ridge Drive
Danbury, CT 06811

Maurya Suda
10 Ridge Road
Bethel, CT 06801

Courtney Snyder
3 Lime Street
Marblehead, MA 01945

John Hassett
4 Harborview
Marblehead, MA 01945

Dwight Grader
84 Beacon Street
Marblehead, MA 01945

Thomas Carroll
96 Village Street
Marblehead, MA 01945

Clyde Poland
26 Warren Road
Tewksbury, MA 01876

Charles Grader
c/o Dwight Grader
84 Beacon Street
Marblehead, MA 01945


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